UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 19, 2007
INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-10684 (Commission File Number)	88-0173041 (I.R.S. Employer Identification Number)
9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On July 19, 2007, International Game Technology announced results for its most recent quarter ended June 30, 2007. The full text of the press release is furnished as Exhibit 99.1 to this report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: July 19, 2007	By:	/s/ Daniel R. Siciliano
		Name:	Daniel R. Siciliano
Its: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit
Number	Description
99.1	Earnings Release, dated July 19, 2007.